UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 8, 2005 (July 7, 2005)

First Georgia Community Corp.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

0-24153	58-2266960
(Commission File Number)	(IRS Employer Identification No.)

150 Covington Street, Jackson, Georgia	30233
(Address of Principal Executive Offices)	(Zip Code)

(770) 504-1090

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 7, 2005, D. Richard Ballard and Robert V. Ryan completed their terms as directors of First Georgia Community Corp. Both had determined not to stand for reelection for personal reasons and time constraints. The Board would like to thank Messrs. Ballard and Ryan for their participation and service to First Georgia Community Corp.

The size of the Board will be reduced from eleven to nine.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST GEORGIA COMMUNITY CORP.

Dated: July 7, 2005
	By:	/s/ John L. Coleman
	Name:	John L. Coleman
	Title:	Chief Executive Officer

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